UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                               FORM 8-K/A

                           Amendment No. 1 to
                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     December 16, 2005
                                                ______________________________


                    Peoples Community Bancorp, Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



Maryland                                  000-29949                31-1686242
______________________________________________________________________________
(State or other jurisdiction      (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



6100 West Chester Road, West Chester, Ohio                            45069
______________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code     (513) 870-3530
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 9.01 Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements of Business Acquired.

     The financial statements required by paragraph (a) of Item 9.01 of the Form 8-K promulgated by the SEC pursuant to the Securities Act of 1934, as amended, are incorporated herein by reference from PFS Bancorp, Inc.'s Form 10-QSB for the quarter ended September 30, 2005, filed with the SEC on November 14, 2005 (File No. 0-33233).

(b)  Pro Forma Financial Information.

     Peoples Community Bancorp, Inc.'s pro forma combined condensed consolidated statements of operations for the twelve months ended September 30, 2005 and three months ended December 31, 2005 are hereby incorporated by reference from Exhibit 99.2 hereto.

     Peoples Community Bancorp, Inc.'s condensed consolidated statements of financial condition at December 31, 2005, included in its Form 10-Q for the quarter ended December 31, 2005 filed with the SEC on February 14, 2006, reflected the acquisition of PFS Bancorp Inc.

(c)  Not applicable.

(d)  The following exhibits are included with this Report:

     Exhibit Number       Description
     -----------------    ------------------------------------
          2.1(1)          Agreement and Plan of Merger, dated
                          May 4, 2005, among Peoples Community
                          Bancorp, Inc., Peoples Community
                          Bank, PFS Bancorp, Inc. and Peoples
                          Federal Savings Bank (including the
                          form of Stockholder Agreement
                          attached thereto as Exhibit A)

          99.1(2)         Press Release dated December 19,
                          2005, announcing completion of the
                          Merger

          99.2            Pro forma financial information
     __________________

     (1) Incorporated by reference from the Current Report on Form 8-K of Peoples Community Bancorp, Inc., dated as of May 4, 2005 and filed with the SEC on May 4, 2005 (SEC File No. 000-29949).

     (2)  Incorporated by reference from the Current Report on Form 8-
          K of Peoples Community Bancorp, Inc., dated as of December 16, 2005 and filed with the SEC on December 22, 2005 (SEC File No. 000-29949).


                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PEOPLES COMMUNITY BANCORP, INC.



Date: March 24, 2006               By: /s/ Thomas J. Noe
                                       -------------------------------------
                                       Thomas J. Noe
                                       Executive Vice President and Treasurer

                       INDEX TO EXHIBITS



     Exhibit Number       Description
     -----------------    ------------------------------------
          2.1(1)          Agreement and Plan of Merger, dated
                          May 4, 2005, among Peoples Community
                          Bancorp, Inc., Peoples Community
                          Bank, PFS Bancorp, Inc. and Peoples
                          Federal Savings Bank (including the
                          form of Stockholder Agreement
                          attached thereto as Exhibit A)

          99.1(2)         Press Release dated December 19,
                          2005, announcing completion of the
                          Merger

          99.2            Pro forma financial information
     __________________

     (1) Incorporated by reference from the Current Report on Form 8-K of Peoples Community Bancorp, Inc., dated as of May 4, 2005 and filed with the SEC on May 4, 2005 (SEC File No. 000-29949).

     (2)  Incorporated by reference from the Current Report on Form 8-
          K of Peoples Community Bancorp, Inc., dated as of December 16, 2005 and filed with the SEC on December 22, 2005 (SEC File No. 000-29949).